                                                                    EXHIBIT 10.1






                               AMENDMENT NO. 4 TO
                      LOAN FUNDING AND SERVICING AGREEMENT

         THIS AMENDMENT NO. 4 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of June 16, 2000 (this "AMENDMENT"), is entered into by and among ACS FUNDING TRUST I ("BORROWER"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("SERVICER"), as Servicer, certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as Deal Agent, FIRST UNION NATIONAL BANK ("FIRST UNION"), as a Lender and as Liquidity Agent, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, and Amendment No. 3, dated as of December 14, 1999 (as amended, the "AGREEMENT");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) The definition of "LARGE LOAN LIMIT" contained in SECTION 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "LARGE LOAN LIMIT: With respect to each Obligor, the aggregate Outstanding Loan Balance of all Loans to such Obligor shall not exceed the Large Loan Limit then in effect as follows: (i) $10,000,000.00, provided the Aggregate Outstanding Loan Balance is less than $200,000,000.00; (ii) $13,000,000.00, provided the Aggregate Outstanding Loan Balance is at least $200,000,000.00 but less than $300,000,000.00; (iii)
                  $15,000,000.00, provided the Aggregate Outstanding Loan Balance is at least $300,000,000.00 but less than $325,000,000.00; (iv) $17,000,000.00, provided the Aggregate
                  Outstanding Loan Balance is at least $325,000,000.00 but less than $350,000,000.00; and (v) $20,000,000.00, provided the
                  Aggregate Outstanding Loan Balance is equal to or greater than $350,000,000.00."

         (b) The definition of "ELIGIBLE OBLIGOR" contained in SECTION 1.1 of the Agreement is hereby amended as follows:

                  (1) the word "and" at the end of SUBSECTION (ix) is deleted;

                  (2) the period at the end of SUBSECTION (x) is replaced with "; and"; and

                  (3) a new SUBSECTION (xi) shall be added as follows:

                           "(xi) such Obligor is in compliance with the Large Loan Limit with respect to the aggregate Outstanding Loan Balance of all Loans to such Obligor."

         (c) SECTION 6.10(c) is hereby amended by adding the following sentence to the end thereof:

                  "Notwithstanding anything contained in this SECTION 6.10(c) to the contrary, in no event shall the Collateral Custodian release any Loan File or part thereof to the Servicer for any reason without the Deal Agent's prior written consent."

         (d) SECTION 7.1(o) is hereby amended by adding the following clause to the end thereof prior to the semi-colon:

                  ", and such failure continues unremedied for a period of ten
                  (10) consecutive days".

         (e) EXHIBIT L is amended and replaced in its entirety with the new Exhibit L attached hereto.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

         SECTION 3. REPRESENTATIONS. Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event or Servicer Termination Event;

         SECTION 4. EXPENSES. In connection with the execution of this Amendment, the Borrower agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of Canadian Imperial Bank of Commerce ("CIBC") and VFCC, respectively, incurred in connection with the review and negotiation of this Amendment.

         SECTION 5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent: (i) delivery to the Deal Agent and CIBC of a copy of this Amendment duly executed by each of the parties hereto; (ii) delivery to the Deal Agent and CIBC (in a form acceptable to the Deal Agent) of a due authorization, execution and enforceability opinion with respect to this Amendment; and (iii) such other documents, agreements, certifications, or legal opinions as the Deal Agent may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

         (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.




                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                 ACS FUNDING TRUST I


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              ACS Funding Trust I
                              c/o American Capital Strategies, Ltd., as Servicer 2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301) 951-6122


THE SERVICER:                 AMERICAN CAPITAL STRATEGIES, LTD.


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                   ------------------------------------

                              American Capital Strategies, Ltd.
                              2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:                FIRST UNION NATIONAL BANK

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              Commitment:  $225,000,000.00

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                              Confirmation No:  (704) 374-4001

LENDER:                       VARIABLE FUNDING CAPITAL CORPORATION

                              By First Union Securities, Inc.
                              (successor-in-interest to First Union
                              Capital Markets Corp.), as attorney-in-fact

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              Variable Funding Capital Corporation
                              c/o First Union Securities, Inc.
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Confirmation No.:  (704) 383-9343

         With a copy to:

                              Lord Securities Corp.
                              2 Wall Street, 19th Floor
                              Attention:  Vice President
                              Facsimile No.:  (212) 346-9012
                              Confirmation No.:  (212) 346-9008


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:          NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              Norwest Bank Minnesota, National Association
                              Sixth Street and Marquette Avenue
                              Minneapolis, MN  55479-0070
                              Attention:  Corporate Trust Services
                                          Asset-Backed Administration
                              Facsimile No.:  (612) 667-3464
                              Confirmation No.:  (612) 667-8058


THE COLLATERAL CUSTODIAN:     NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              Norwest Bank Minnesota, National Association
                              Sixth Street and Marquette Avenue
                              Minneapolis, MN  55479-0070
                              Attention:  Corporate Trust Services
                                          Asset-Backed Administration
                              Facsimile No.:  (612) 667-3464
                              Confirmation No.:  (612) 667-8058







                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:               FIRST UNION SECURITIES, INC.
                              (successor-in-interest to First Union
                              Capital Markets Corp.)


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              First Union Capital Markets Corp.
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Telephone No.:  (704) 383-9343


LENDER AND LIQUIDITY AGENT    FIRST UNION NATIONAL BANK

                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                              Telephone No.:  (704) 374-4001

                              Lender Commitment: $10,000,000


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

CONSENTED TO:

CANADIAN IMPERIAL BANK OF COMMERCE


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

Canadian Imperial Bank of Commerce
425 Lexington Avenue, 7th Floor
New York, New York 10017
Attention:  Asset Securitization Group -
            Credit Administration
            Reference:  American Capital Strategies
Facsimile No.:    (212) 856-3643
Confirmation No.: (212) 856-3753


FIRST UNION NATIONAL BANK,
  as Hedge Counterparty


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union National Bank
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention:  Capital Markets Credit Administration
Facsimile No.:  (704) 374-3254
Telephone No.:  (704) 374-4001

                                                                       EXHIBIT L

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


[DELIVERY DATE]

BY FACSIMILE:  (704) 383-6036
------------------------------

FIRST UNION SECURITIES, INC.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration

Re: Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "AGREEMENT"), by and among ACS Funding Trust I, as borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Securities, Inc. (formerly known as First Union Capital Markets Corp.), as deal agent, and First Union National Bank, as a lender and as liquidity agent.

Ladies and Gentlemen:

In connection with the administration of the Loans held by you as the Collateral Custodian on behalf of the Deal Agent under the Agreement, we request the release, and acknowledge receipt, of the Loan File for the Loan described below, for the reason indicated.

OBLIGOR'S NAME ADDRESS & ZIP CODE:
---------------------------------

LOAN NUMBER:
-----------

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------

____ 1. Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Deal Agent.)

____ 2. Loan Liquidated By ____________________________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Deal Agent.)

____ 3. Loan in Foreclosure.

____ 4. Other (explain) ______________________________.

If box 1 or 2 above is checked, and if all or part of the Loan File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Collateral Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                            AMERICAN CAPITAL STRATEGIES, LTD.,
                                            as Servicer

                                            By:__________________________
                                               Name:
                                               Title:
                                               Date:_______________________

Acknowledgment of Documents returned to the Collateral Custodian:

                                            NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                            as Collateral Custodian


                                            By:___________________________
                                               Name:
                                               Title:


Deal Agent hereby consents to the Collateral Custodian releasing the Loan File or a part thereof to the Servicer designated above:

                                            FIRST UNION SECURITIES, INC.
                                            (formerly known as First Union
                                            Capital Markets Corp.),
                                            as Deal Agent


                                            By:___________________________
                                               Name:
                                               Title:

                               AMENDMENT NO. 5 TO
                      LOAN FUNDING AND SERVICING AGREEMENT


         THIS AMENDMENT NO. 5 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of December 20, 2000 (this "Amendment"), is entered into by and among ACS FUNDING TRUST I ("Borrower"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("Servicer"), as Servicer, certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as a Lender and as Liquidity Agent, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly known as Norwest Bank Minnesota, National Association), as Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, and Amendment No. 4, dated as of June 16, 2000 (as amended, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) The definition of Assignment of Mortgage in SECTION 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "ASSIGNMENT OF MORTGAGE: As to each Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Loan to the Borrower and to grant a perfected lien thereon by the Borrower in favor of the Deal Agent on behalf of the Secured Parties, each such Assignment of Mortgage to be substantially in the form of EXHIBIT M hereto; PROVIDED, HOWEVER, with respect to Agented Notes, Assignment of Mortgage shall mean such documents, including assignments, notices of transfer or equivalent instruments, each in recordable form as necessary, as are sufficient under the laws of the relevant jurisdiction to reflect the transfer to the Originator (or American Capital Financial Services, Inc., a wholly owned subsidiary of the Originator), as collateral agent for all noteholders of the Obligor, of the related mortgage, deed of trust, security deed or other similar instrument securing such notes and all other documents relating to such notes and to grant a perfected lien thereon by the Obligor in favor of the Originator (or American Capital Financial Services, Inc., a wholly owned subsidiary of the Originator), as collateral agent for all such noteholders."

         (b) The definition of Eligible Loan in SECTION 1.1 of the Agreement is hereby amended as follows:


                  (1) paragraph (xii) is amended and restated in its entirety as follows:

                  "(xii) the Loan and all related Collateral and Related Property are free of any Liens, except for Permitted Liens and all filings and other actions required to perfect the security interest of (a) the Deal Agent as agent for the Secured Parties in the Collateral have been made or taken and (b) in the case of Agented Notes, the collateral agent, as agent for all noteholders of the related Obligor, in the Related Property has been made or taken;";

                  (2) paragraph (xx) is amended by deleting the word "and" at the end thereof;

                  (3) paragraph (xxi) is amended by deleting the period at the end thereof and substituting in its place the following: "; and"; and

                  (4) the following new paragraphs (xxii)-(xxviii) are added to the end of the definition of Eligible Loan:

                  "(xxii) if such Loan is originated on or after December 1, 2000, the Obligor of such Loan has waived all rights of set-off and/or counterclaim against the Originator of the Loan and all assignees thereof;

                  (xxiii) with respect to Agented Notes, the related Loan Documents (a) shall include a note purchase agreement containing provisions relating to the appointment and duties of a payment agent and a collateral agent and intercreditor and (if applicable) subordination provisions substantially similar to the forms provided to and approved by the Deal Agent and attached hereto as EXHIBIT T, and (b) are duly authorized, fully and properly executed and are the valid, binding and unconditional payment obligation of the Obligor thereof;

                  (xxiv) with respect to Agented Notes, the Originator (or American Capital Financial Services, Inc., a wholly owned subsidiary of the Originator) has been appointed the collateral agent of the security and the payment agent for all such notes prior to such Assigned Note becoming a part of the Collateral;

                  (xxv) with respect to Agented Notes, if the entity serving as the collateral agent of the security for all syndicated notes of the Obligor has or will change from the time of the origination of the notes, all appropriate assignments of the collateral agent's rights in and to the collateral on behalf of the noteholders have been executed and filed or recorded as appropriate prior to such Assigned Note becoming a part of the Collateral;

                  (xxvi) with respect to Agented Notes, all required notifications, if any, have been given to the collateral agent, the payment agent and any other parties required by the Loan Documents of, and all required consents, if any, have been obtained with respect to, the Originator's assignment of the Agented Notes and the Originator's right, title and interest in the Related Property to the Borrower and the Deal Agent's security interest therein on behalf of the Secured Parties;

                  (xxvii) with respect to Agented Notes, the right to control the actions of and to replace the collateral agent and/or the paying agent of the syndicated notes is by the Note Majority; and

                  (xxviii) with respect to Agented Notes, all syndicated notes of the Obligor of the same priority are cross-defaulted, the Related Property securing such notes is held by the collateral agent for the benefit of all holders of the syndicated notes and all holders of such notes (a) have an undivided interest in the collateral securing such notes, (b) share in the proceeds of the sale or other disposition of such collateral on a pro-rata basis and (c) may transfer or assign their right, title and interest in the Related Property."

         (c) The definition of Loan in SECTION 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "LOAN: Any senior or subordinated loan arising from the extension of credit to an Obligor by the Originator in the ordinary course of the Originator's business including, without limitation, all Add-On Loans, Revolving Loans, PIK Loans, the Euro-Caribe Loan and Agented Notes, monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds; PROVIDED, HOWEVER, the term Loan shall not include Retained Interests."

         (d) The definition of Loan Documents is hereby amended and restated in its entirety as follows:

                  "LOAN DOCUMENTS: With respect to any Loan, the related promissory note and any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees, note purchase agreement, intercreditor and/or subordination agreement, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property an Assignment of Mortgage, and for all Loans with a Note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator."

         (e) The definition of Lock-Box Agreement in SECTION 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "LOCK-BOX AGREEMENT: The Intercreditor and Lockbox Administration Agreement, dated as of December 20, 2000, among Wells Fargo Bank Minnesota, National Association, LaSalle Bank, National Association, First Union Securities, Inc., each of the parties from time to time that executes a joinder agreement as securitization agent under the Securitization Documents and American Capital Strategies, Ltd., as such agreement is amended, modified or replaced from time to time, which agreement shall supercede and replace the Lock-Box Agreement previously entered into in the form of EXHIBIT R, dated March 31, 1999, between LaSalle National Bank and ACS Funding Trust I (which is being terminated pursuant to a Lockbox Termination Agreement, dated as of December 20, 2000, between LaSalle National Bank, ACS Funding Trust I and consented to by First Union Securities, Inc., as Deal Agent)."

         (f) The definition of Permitted Liens in SECTION 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "PERMITTED LIENS: With respect to the Loans and the Collateral, Liens in favor of the Deal Agent, as agent for the Secured Parties, created pursuant to the Agreement and, in the case of Related Property, any of the following as to which no enforcement, collection, execution, levy or foreclosure proceedings shall have been commenced: (a) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (b) Liens for state, municipal and other local taxes if such taxes are not at the time due and payable or if the Obligor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (c) Liens held by senior lenders with respect to subordinated Loans, (d) Liens created pursuant to the Agreement in favor of the Deal Agent on behalf of the Secured Parties and (e) with respect to Agented Notes, Liens in favor of the collateral agent on behalf of all noteholders of the related Obligor."

         (g) The definition of Related Property in SECTION 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "RELATED PROPERTY: With respect to any Loan, any property or other assets of the Obligor thereunder pledged as collateral to secure the repayment of the Loan."

         (h) SECTION 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

                  "AGENTED NOTES: One or more promissory notes of an Eligible Obligor wherein (a) the note(s) are originated in accordance with the Credit and Collection Policy as a part of a syndicated loan transaction, (b) upon an assignment of the note to the Borrower under the Purchase Agreement, the original note will be endorsed to the Deal Agent and held by the Collateral Custodian, on behalf of the Secured Parties,
                  (c) the Borrower, as assignee of the note, will have all of the rights but none of the obligations of the Originator with respect to such note and the Originator's right, title and interest in and to the Related Property including the right to receive and collect payments directly in its own name and to enforce its rights directly against the Obligor thereof, (d) the note is secured by an undivided interest in the Related Property which also secures and is shared by, on a pro-rata basis, all other holders of such Obligor's notes of equal priority and (e) the Originator (or American Capital Financial Services, Inc., a wholly owned subsidiary of the Originator) is the collateral agent and payment agent for all noteholders of such Obligor; PROVIDED, HOWEVER, Agented Notes shall not include (x) portions of Loans remaining as a part of the Collateral following a Lien Release Dividend, (y) all of the obligations, if any, of any agents under the Loan Documents evidencing such Agented Loans, and (z) the interests, rights and obligations under the Loan Documents evidencing such Agented Notes that are retained by the Originator or are owned or owed by other noteholders."

                  "NOTE MAJORITY: With respect to Agented Notes, the holders of the notes evidencing not less than a majority of the outstanding amount of all such notes of the Obligor."

                  "LIEN RELEASE DIVIDEND: Defined in SECTION 2.17(a)."

                  "LIEN RELEASE DIVIDEND DATE: The date specified by the Borrower, which date may be any Business Day, provided written notice is given in accordance with SECTION 2.17(a)."

                  "PERMITTED SECURITIZATION TRANSACTION: Any financing transaction undertaken by the Borrower, the Originator or an Affiliate of the Borrower or the Originator that is secured, directly or indirectly, by the Loans or any portion thereof or any interest therein, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer."

                  "REVOLVING LOANS: Any Loan that is a line of credit or other similar extension of credit by the Originator where the Originator's commitment under such Loan is not fully funded and/or the proceeds of the Loan may be repaid and reborrowed."

                  "RETAINED INTERESTS: With respect to a Transferred Loan that is a Revolving Loan, the Originator shall retain and not transfer to the Borrower pursuant to the Purchase Agreement or otherwise any unfunded commitment or obligation to provide additional funding with respect to such Revolving Loan."

         (i) ARTICLE II of the Agreement is hereby amended by adding the following new SECTION 2.17 to the end thereof:

                  "Section 2.17 LIEN RELEASE DIVIDEND.

                  (a) Notwithstanding any provision contained in this Agreement to the contrary, provided there is neither an Unmatured Termination Event, a Termination Event nor a Servicer Termination Event, on a Lien Release Dividend Date, the Borrower may dividend to the Originator a portion of the Loans or portions thereof to the Originator (the "Lien Release Dividend"), subject to the following terms and conditions:

                           (1) The Borrower and the Originator shall have given the Deal Agent at least two (2) Business Days' prior written notice of its intent to effecuate a Lien Release Dividend, unless such notice is waived or reduced by the Deal Agent;

                           (2) Any Lien Release Dividend shall only be in connection with a Permitted Securitization Transaction;

                           (3) After giving effect to the Lien Release Dividend and the transfer to the Originator of the Loans or portions thereof on the Lien Release Dividend Date,
                           (A) the Advances Outstanding do not exceed the Borrowing Base, (B) the representations and warranties contained in SECTION 4.1 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, (C) the eligibility of any Loan remaining as part of the Collateral after the Lien Release Dividend will be redetermined as of the Lien Release Dividend Date,
                           (D) the Concentration Limits will be redetermined as of the Lien Release Dividend Date, and (E) neither an Unmatured Termination Event, a Termination Event nor a Servicer Termination Event shall have resulted;

                           (4) Such Lien Release Dividend must be in compliance with Applicable Law and may not (A) be made with the intent to hinder, delay or defraud any creditor of the Borrower or (B) leave the Borrower, immediately after giving effect to the Lien Release Dividend, (i) insolvent, (ii) with insufficient funds to pay its obligations as and when they become due or (iii) with inadequate capital for its present and anticipated business and transactions;

                           (5) On or prior to the Lien Release Dividend Date, the Borrower shall have (A) delivered to the Deal Agent a list specifying all Loans or portions thereof to be transferred pursuant to such Lien Release Dividend and the Deal Agent shall have approved same in its sole discretion and (B) obtained all authorizations, consents and approvals required to effectuate the Lien Release Dividend; and

                           (6) A portion of a Loan may be transferred pursuant to a Lien Release Dividend provided that (A) such transfer does not have an adverse effect on the portion of the Loan remaining as a part of the Collateral, any other Collateral, the Lenders, the Secured Parties or the Deal Agent, (B) the Loan Documents for such portion of the Loan remaining as a part of the Collateral have been amended to contain pro rata sharing, intercreditor and, if applicable, subordination, provisions substantially the same as those contained in the form of intercreditor and subordination agreement provided to and reviewed by the Deal Agent and is attached as EXHIBIT U to the Loan Funding Agreement, and (C) a new promissory note for the portion of the Loan remaining as a part of the Collateral has been executed by the Obligor, and the original thereof has been endorsed to the Deal Agent and delivered to the Collateral Custodian.

                  (b) In connection with the Lien Release Dividend, there shall be sold and assigned to the Borrower, without recourse, representation or warranty, all of the right, title and interest of the Deal Agent, on behalf of the Secured Parties, in, to and under the Loans or portions thereof so transferred (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) and such Loans or portions thereof so transferred (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) shall be released from the Lien of this Agreement (subject to the requirements of clause (a)(3) above).

                  (c) The Borrower hereby agrees to pay the reasonable legal fees and expenses of the Deal Agent and the Secured Parties in connection with any Lien Release Dividend (including, but not limited to, expenses incurred in connection with the release of the Lien of the Deal Agent, on behalf of the Secured Parties, and any other party having an interest in the Loans in connection with such Lien Release Dividend).

                  (d) In connection with any Lien Release Dividend, on the related Lien Release Dividend Date, the Deal Agent, on behalf of the Secured Parities, shall, at the expense of the Borrower
                  (1) execute such instruments of release with respect to the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral), in recordable form if necessary, in favor of the Borrower as the Borrower may reasonably request, (2) deliver any portion of the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) in its possession to the Borrower and (3) otherwise take such actions, and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Deal Agent on behalf of the Secured Parties on the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) and release and deliver to the Borrower such Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral)."

         (j) SECTION 3.2 of the Agreement is hereby amended as follows:

         (1) SECTION 3.2 (h) is hereby amended by deleting the word "and" at the end thereof;

         (2) SECTION 3.2 (i) is hereby amended by deleting the period at the end thereof and substituting in its place the following: "; and"; and

         (3) the following new SECTION 3.2(j) is hereby added to the end thereof:

                  "(j) the Loan Documents for the Agented Notes contain provisions relating to agency and sharing of collateral substantially the same as those contained in EXHIBIT T."

         (k) SECTION 6.9 of the Agreement is hereby amended by adding the following new SECTION 6.9(l) to the end thereof:

                  "(l) The Servicer and the Originator covenant that they shall not without the prior written consent of the Deal Agent (i) make or consent to any amendment or alteration of the terms of the Assigned Note or related Loan Documents including without limitation the payments due thereunder, (ii) undertake to release or authorize or consent to the release of any collateral or security for the Assigned Notes, (iii) accelerate or extend the maturity of any Assigned Note or (iv) waive any claim against the Obligor or any applicable guarantor thereof, where the effect of any of the foregoing would have a material adverse effect on the Collateral, the Lenders, the Secured Parties or the Deal Agent."

         (l) SECTION 6.10 is hereby amended by adding the following new SECTION 6.10(g) to the end thereof:

                  "6.10(g) RELEASE OF LOAN DOCUMENTS FOLLOWING A LIEN RELEASE DIVIDEND. To the extent that portions of Loans are transferred pursuant to a Lien Release Dividend under SECTION 2.17 and such portions of transferred Loans are part of a Permitted Securitization Transaction, the Collateral Custodian may, BUT ONLY WITH THE DEAL AGENT'S PRIOR WRITTEN CONSENT, and upon terms and conditions satisfactory to the

                  Deal Agent, including without limitation the execution by the servicer of the sold Loans of all such documents as the Deal Agent may require, release original Loan Documents (excluding the related original promissory note(s)) to the servicer of such sold Loans for the purposes of enforcing or servicing such Loans in connection with a Permitted Securitization Transaction."

         (m) The Agreement is hereby amended by adding new EXHIBITS T and U thereto, copies of which are attached to this Amendment.

         (n) The Agreement is hereby amended by deleting therefrom all references and obligations to and all rights of Canadian Imperial Bank of Commerce.

         (o) For the purposes of the UCC amendments filed in accordance with this Amendment, all references to Optional Sales shall be deemed to be references to Lien Release Dividends and all references to sales and assignments of Loans or portions thereof shall be deemed to be transfers of Loans or portions thereof pursuant to a dividend under a Lien Release Dividend.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

         SECTION 3. REPRESENTATIONS.

         Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event or Servicer Termination Event;

         SECTION 4. EXPENSES.

         In connection with the execution of this Amendment, the Borrower agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of and VFCC, the Collateral Custodian and the Backup Servicer incurred in connection with the review and negotiation of this Amendment.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the following conditions precedent: (a) delivery to the Deal Agent of a copy of this Amendment duly executed by each of the parties hereto; (b) delivery to the Deal Agent (in a form acceptable to the Deal Agent) of (i) a due authorization, execution and enforceability opinion with respect to this Amendment and (ii) updated true sale and non-consolidation opinions; and (c) such other documents, agreements, certifications, or legal opinions as the Deal Agent may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

         (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                 ACS FUNDING TRUST I


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ACS Funding Trust I
                              c/o American Capital Strategies, Ltd., as Servicer 2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301) 951-6122


THE SERVICER:                 AMERICAN CAPITAL STRATEGIES, LTD.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              American Capital Strategies, Ltd.
                              2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:                FIRST UNION NATIONAL BANK

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Commitment:  $225,000,000.00

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                              Confirmation No:  (704) 374-4001

LENDER:                       VARIABLE FUNDING CAPITAL CORPORATION

                              By First Union Securities, Inc.
                              (successor-in-interest to First Union
                              Capital Markets Corp.), as attorney-in-fact

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Variable Funding Capital Corporation
                              c/o First Union Securities, Inc.
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Confirmation No.:  (704) 383-9343

            With a copy to:

                              Lord Securities Corp.
                              2 Wall Street, 19th Floor
                              New York, New York  10005
                              Attention:  Vice President
                              Facsimile No.:  (212) 346-9012
                              Confirmation No.:  (212) 346-9008


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                              (FORMERLY KNOWN AS NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Wells Fargo Bank Minnesota, National Association MAC N9311-161
                              Sixth Street and Marquette Avenue
                              Minneapolis, Minnesota  55479
                              Attention:  Corporate Trust Services
                                          Asset-Backed Administration
                              Facsimile No.:  (612) 667-3464
                              Confirmation No.:  (612) 667-8058


THE COLLATERAL CUSTODIAN:     WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION (FORMERLY KNOWN
                              AS NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Wells Fargo Bank Minnesota, National Association MAC N9311-161
                              Sixth Street and Marquette Avenue
                              Minneapolis, Minnesota  55479
                              Attention:  Corporate Trust Services
                                          Asset-Backed Administration
                              Facsimile No.:  (612) 667-3464
                              Confirmation No.:  (612) 667-8058





                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:               FIRST UNION SECURITIES, INC.
                              (successor-in-interest to First Union
                              Capital Markets Corp.)


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              First Union Capital Markets Corp.
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Confirmation No.:  (704) 383-9343


LENDER AND LIQUIDITY AGENT:   FIRST UNION NATIONAL BANK

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                              Confirmation No.:  (704) 374-4001

                              Lender Commitment: $10,000,000


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

CONSENTED TO:

FIRST UNION NATIONAL BANK,
  as Hedge Counterparty


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union National Bank
One First Union Center, TW-9
Charlotte, North Carolina  28288
Attention:  Capital Markets Credit Administration
Facsimile No.:  (704) 374-3254
Confirmation No.:  (704) 374-4001

                                    EXHIBIT T

          FORM OF AGENT AND INTERCREDITOR PROVISIONS FOR AGENTED NOTES
                                 (See Attached)

                                    EXHIBIT U

                FORM OF INTERCREDITOR AND SUBORDINATION AGREEMENT
                                 (See Attached)

                                                                       EXHIBIT A


                    FORM OF TRANSFER AND SERVICING AGREEMENT

                                                                       EXHIBIT B


                              FORM OF CLASS A NOTE


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO THE ISSUER OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE INDENTURE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER HAVE BEEN COMPLIED WITH.

         Issued under the terms of an Indenture dated December 20, 2000 (the "Indenture"), among ACAS Business Loan Trust 2000-1 (the "Issuer") and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee").

         This Security does not represent any interest in or obligation of American Capital Strategies, Ltd. ("ACAS") or any Affiliate of ACAS, other than the Issuer. This Security is not a savings account or deposit and it is not insured by the United States or any agency or fund of the United States.

         The Principal of this Note is payable in full on the date set forth herein. Accordingly, the Outstanding Principal Balance of this Note at any time may be less than the amount shown on the face hereof.

                         ACAS BUSINESS LOAN TRUST 2000-1

                     LIBOR + 0.45% CLASS A LOAN-BACKED NOTES

REGISTERED                                                           $69,200,000

                                                       CUSIP No.       00080AAA8

No. R-1

         ACAS Business Loan Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of SIXTY NINE MILLION TWO HUNDRED THOUSAND DOLLARS ($69,200,000) payable on the earlier of March 20, 2006 (the "Class A Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

         The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date: December 20, 2000          ACAS BUSINESS LOAN TRUST 2000-1

                                 By: FIRST UNION TRUST COMPANY, NATIONAL
                                     ASSOCIATION, not in its individual capacity
                                     but solely on behalf of the Issuer as Owner
                                     Trustee, under the Trust Agreement


                                 By:
                                    --------------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                 WELLS FARGO BANK MINNESOTA, NATIONAL
                                 ASSOCIATION, not in its individual capacity but solely as Indenture Trustee



                                 By:
                                    --------------------------------------------
                                    Authorized Signatory

                            {REVERSE OF CLASS A NOTE}

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Loan-Backed Notes (the "Class A Notes"), all issued under an Indenture, dated as of December 20, 2000 (the "Indenture"), among the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Transfer and Servicing Agreement.

         Principal of the Class A Notes will be payable on the earlier of the Class A-1 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders have waived such Event of Default; provided, however, that the Required Holders may not waive an Event of Default relating to the occurrence of an Insolvency Event relating to the Trust Depositor or the Originator.

         Payments of interest on this Note due and payable on each Payment Date shall be made by wire transfer to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee; provided that, if Definitive Notes are issued pursuant to
Section 2.11 of the Indenture, payments may be made by check. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

         The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness that is solely secured by the Indenture Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon all Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT C

                              FORM OF CLASS B NOTE


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO THE ISSUER OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE INDENTURE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER HAVE BEEN COMPLIED WITH.

         Issued under the terms of an Indenture dated December 20, 2000 (the "Indenture"), among ACAS Business Loan Trust 2000-1 (the "Issuer") and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee").

         This Security does not represent any interest in or obligation of American Capital Strategies, Ltd. ("ACAS") or any Affiliate of ACAS, other than the Issuer. This Security is not a savings account or deposit and it is not insured by the United States or any agency or fund of the United States.

         The Principal of this Note is payable in full on the date set forth herein. Accordingly, the Outstanding Principal Balance of this Note at any time may be less than the amount shown on the face hereof.

                         ACAS BUSINESS LOAN TRUST 2000-1

                     LIBOR + 1.50% CLASS B LOAN-BACKED NOTES

REGISTERED                                                           $46,200,000
                                                            CUSIP No.  00080AAC4
No. R-1

         ACAS Business Loan Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FORTY SIX MILLION TWO HUNDRED THOUSAND DOLLARS ($46,200,000) payable on the earlier of August 20, 2007 (the "Class B Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

         The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date: December 20, 2000         ACAS BUSINESS LOAN TRUST 2000-1

                                By:  FIRST UNION TRUST COMPANY, NATIONAL
                                     ASSOCIATION, not in its individual capacity
                                     but solely on behalf of the Issuer as Owner
                                     Trustee, under the Trust Agreement


                                By:
                                   ---------------------------------------------
                                   Printed Name:
                                                --------------------------------
                                   Title:
                                         ---------------------------------------


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                WELLS FARGO BANK MINNESOTA, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely as Indenture Trustee



                                By:
                                   ---------------------------------------------
                                               Authorized Signatory

                            [REVERSE OF CLASS B NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B Loan-Backed Notes (the "Class B Notes"), all issued under an Indenture, dated as of December 20, 2000 (the "Indenture"), among the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class B Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Indenture Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Transfer and Servicing Agreement.

         Principal of the Class B Notes will be payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default; provided, however, that the Required Holders may not waive an Event of Default relating to the occurrence of an Insolvency Event relating to the Trust Depositor or the Originator.

         Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee; provided that, if Definitive Notes are issued pursuant to Section 2.11 of the Indenture, payments may be made by check. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate

Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

         The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness that is solely secured by the Indenture Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all of the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT D

                              FORM OF CLASS C NOTE

         THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO THE ISSUER OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE INDENTURE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER HAVE BEEN COMPLIED WITH.

         Issued under the terms of an Indenture dated December 20, 2000 (the "Indenture"), among ACAS Business Loan Trust 2000-1 (the "Issuer") and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee").

         This Security does not represent any interest in or obligation of American Capital Strategies, Ltd. ("ACAS") or any Affiliate of ACAS, other than the Issuer. This Security is not a savings account or deposit and it is not insured by the United States or any agency or fund of the United States.

         The Principal of this Note is payable in full on the date set forth herein. Accordingly, the Outstanding Principal Balance of this Note at any time may be less than the amount shown on the face hereof.

                         ACAS BUSINESS LOAN TRUST 2000-1

                            CLASS C LOAN-BACKED NOTES

REGISTERED                                                           $38,500,000

No. R-1

         ACAS Business Loan Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ACAS Business Loan LLC, 2000-1 or its registered assigns, the principal sum of THIRTY EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS ($38,500,000) payable on the earlier of July 20, 2011 (the "Class C Maturity Date") and the Redemption Date, if any, pursuant to
Section 10.01 of the Indenture referred to on the reverse hereof.

         The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date: December 20, 2000         ACAS BUSINESS LOAN TRUST 2000-1

                                By: FIRST UNION TRUST COMPANY, NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely on behalf of the Issuer as Owner
                                    Trustee, under the Trust Agreement


                                By:
                                   ---------------------------------------------
                                   Printed Name:
                                                --------------------------------
                                   Title:
                                         ---------------------------------------


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                WELLS FARGO BANK MINNESOTA, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely as Indenture Trustee



                                By:
                                   ---------------------------------------------
                                              Authorized Signatory

                            [REVERSE OF CLASS C NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C Loan-Backed Notes (the "Class C Notes"), all issued under an Indenture, dated as of December 20, 2000 (the "Indenture"), among the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class C Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Indenture Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Transfer and Servicing Agreement.

         Principal of the Class C Notes will be payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class C Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default; provided, however, that the Required Holders may not waive an Event of Default relating to the occurrence of an Insolvency Event relating to the Trust Depositor or the Originator.

         Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) or with respect to any Holder who has provided written instructions to the Indenture Trustee at least ten (10) days prior to the Payment Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee; provided that, if Definition Notes are issued pursuant to Section 2.11 of the Indenture, payments may be made by check. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

         The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness that is solely secured by the Indenture Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all of the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT E

                             FORM OF NOTE ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Note on the books for registration thereof, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed:

Signature must be guaranteed by an eligible guarantor institution which is a participant in the Securities
Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program.



----------------------------------------
        (Authorized Officer)

----------------------------------------

Notice: The signature(s) on this assignment must correspond with the name(s) as it appears on the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT F

                        FORM OF NOTE DEPOSITORY AGREEMENT

                            [STANDARD DTC AGREEMENT]

                                                                       EXHIBIT G

                             FORM OF INVESTOR LETTER


ACAS Business Loan Trust 2000-1
c/o First Union Trust Company, National Association
One Rodney Square, 1st Floor Association
920 King Street
Wilmington, Delaware  19801

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479


                                     [date]


         Re:      ACAS Business Loan Trust 2000-1
                  Loan-Backed Notes, Series 2000-1
                  [Class A / Class B / Class C]

Ladies and Gentlemen:

         This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to the Indenture dated as of December 20, 2000 (the "Indenture"), among ACAS Business Loan Trust 2000-1 (the "Issuer") and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"). The Purchaser is delivering this letter in connection with the transfer to it of a Loan-Backed Note, Series 2000-1 [Class A Note / Class B Note / Class C Note]. Capitalized terms used herein without definition shall have the meanings provided in the Indenture.

         The Purchaser hereby represents, warrants and covenants with the Issuer and the Indenture Trustee as follows:

         (i) It understands that the [Class A Note / Class B Note / Class C] Notes may be resold only to QIBs pursuant to Rule 144A and that [Class A Note / Class B Note / Class C] Notes will be available only as beneficial interests in the Rule 144A Global Note.

         (ii) It understands that the [Class A Note / Class B Note / Class C] Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the [Class A Note / Class B Note / Class C] Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.

         (iii) It acknowledges that none of the Initial Investors has made any representation to it with respect to the offering or sale of any [Class A Note / Class B Note / Class C] Notes, other than the information contained in the Private Placement Memorandum and the Exhibit thereto which has been delivered to it and upon which it is relying in making its investment decision with respect to the [Class A Note / Class B Note / Class C] Notes. It has had access to such financial and other information concerning the [Class A Note / Class B Note / Class C] Notes as it has deemed necessary in connection with its decision to purchase the [Class A Note / Class B Note / Class C] Notes.

           (iv) It acknowledges that the [Class A Note / Class B Note / Class C] Notes bear the following legend:

                  THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
                  TO THE ISSUER OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE INDENTURE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER HAVE BEEN COMPLIED WITH.

           (v) If it is acquiring any [Class A Note / Class B Note / Class C] Note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

         (vi) It (1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A and if it is acquiring such [Class A Note / Class B Note / Class C] Notes or any interest or participation therein for the account of another QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A and (3) is acquiring such [Class A Note / Class B Note / Class C] Notes or any interest or participation therein for its own account or for the account of a QIB.

         (vii) It is purchasing the [Class A Note / Class B Note / Class C] Notes for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such [Class A Note / Class B Note / Class C] Notes, or any interest or participation therein, as described herein and as provided in the Indenture.

         (viii) It agrees that if in the future it should offer, sell or otherwise transfer such [Class A Note / Class B Note / Class C] Note or any interest or participation therein, it will do so only (A) to the Issuer, or (B) pursuant to Rule 144A to a person whom it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A.

         (ix) It acknowledges that the [Class A Note / Class B Note / Class C] Notes will be represented by a Rule 144A Global Note and that transfers thereof or any interest or participation therein are restricted.

         (x) It acknowledges that the Issuer, the Originator, the Trust Depositor, the Initial Investors and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer, the Originator, the Trust Depositor and the Initial Investors.

                  The Purchaser further represents, warrants and covenants that the [Class A Note / Class B Note / Class C] Notes or any interest therein may be transferred to any Person unless such Person has executed and delivered the Investor Letter to the Indenture Trustee.

                                               Very truly yours,



                                              (type name of Purchaser above)

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title: